                                                                    EXHIBIT 99.1

                                   EXHIBIT "A"

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "AGREEMENT"), is entered into as of November 30 , 1999, by and between U. S. TECHNOLOGIES SYSTEMS, INC., a Missouri corporation ("USTI"), being a wholly-owned subsidiary of XETA CORPORATION, an Oklahoma corporation ("XETA") and MARK A. MARTIN, a resident of the State of Missouri ("MARTIN").

                                R E C I T A L S:

         A. Pursuant to a Stock Purchase Agreement dated effective as of August 1, 1999 (the "PURCHASE AGREEMENT"), Martin has sold to XETA and XETA has purchased from Martin all of his shares of common stock in USTI.

         B. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

         C. The Purchase Agreement provides that, as a condition to either party's obligation to close, Martin and USTI shall have executed and delivered this Agreement.

         D. USTI is engaged in the business of distributing and servicing telephone systems to commercial customers (the "BUSINESS").

         E. XETA and USTI (hereinafter referred to, collectively, as the "COMPANY") currently do business throughout the United States of America, Canada and Mexico and wish to avail themselves of the services of Martin for the continued management of the Business, and Martin wishes to accept such employment on the terms and conditions hereinafter set forth.

         F. Martin has been advised by counsel concerning the meaning and legal effect of this Agreement and its various provisions.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, together with a portion of the Purchase Consideration paid by the Purchaser for the Shares and the goodwill associated therewith, and in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Duties. Subject to the terms and conditions of this Agreement, USTI (the "EMPLOYER") and XETA hereby employ Martin, and Martin hereby accepts employment with the Employer and XETA as President of USTI in St. Louis, Missouri, where he will function as President of XETA's Commercial Channel Division, with duties commensurate with such position as shall be determined from time to time by the Company. It is agreed that the Company will not




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require Martin to move his residence from St. Louis, Missouri during the term hereof. Martin hereby agrees to devote his full professional time and attention, and his best efforts, to the performance of such duties, to diligently comply with all specific reasonable instructions concerning the performance of such duties as shall be communicated to him by the Company, to the extent such instructions are not illegal or, in Martin's reasonable belief, unethical, and to make reports to the Company concerning all matters under his control or within his knowledge whenever reasonably requested by the Company. The Commercial Channel Division shall be comprised of those businesses currently engaged in by USTI and all other businesses outside the hospitality market, which are subsequently acquired by the Company.

         2. Employment Term. Subject to the provisions respecting the termination of this Agreement, the term of this Agreement (the "TERM") shall be two (2) years, subject to extension for a period of one (1) additional year if performance targets for USTI mutually agreed to by the Company and Martin are met during the initial term.

         3. Compensation.

                  3.1 The Employer agrees to pay Martin an initial annual base salary (the "BASE SALARY") during the Term equal to the gross amount of One Hundred Twenty Thousand Dollars ($120,000), less deductions and withholdings. Payments of Base Salary will be made in equal semi-monthly installments in accordance with USTI's procedures regarding the payment of executive compensation. On at least an annual basis Martin's performance for the previous twelve (12) month period shall be evaluated by the Compensation Committee of XETA's Board of Directors and by its President. Martin's Base Salary shall not be reduced during the Term.

                  3.2 In addition to the Base Salary, while Martin is employed by the Employer, he shall be entitled to participate in the Company's incentive compensation plan attached hereto as Exhibit "A"; provided, however, that all Incentive Compensation Plan methodology/algorithms shall be subject to review and revision upon subsequent acquisitions by the Company; provided further that such review and revision shall not have the effect of decreasing Martin's total compensation for future performance by him which is equivalent to his past performance, and that such review and revision shall not occur more frequently than every six (6) months.

         4. Employee Benefits.

                  4.1 Martin may participate in all of the employee benefit plans and programs offered by the Employer to its employees to the extent that Martin meets the eligibility requirements for each individual plan or program. Such plans and programs currently include the following:

                  (i)   Medical and group term life insurance;

                  (ii)  401(k) and discretionary profit sharing plans;

                  (iii) Vacation days based on years of service; and



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                  (iv)     National Holidays.

Such benefits shall be governed by the terms of XETA's plan documents (where applicable). For purposes of determining which benefits Martin may be entitled to receive, Martin shall be credited by the Employer, to the extent that Employer is able to arrange for this, with the years of service he has had with the USTI prior to Closing.

                  4.2 The Employer shall reimburse Martin for all ordinary and necessary out-of-pocket business, travel and entertainment expenses, incurred on behalf of the Company by Martin, in the performance of his duties and responsibilities hereunder, subject to and in accordance with the Employer's customary policies and procedures for expense verification and reimbursement.

                  4.3 The Employer shall also provide Martin with the use of a Company-owned automobile of the make and model comparable to the automobile supplied to Martin by USTI prior to the Closing. The Employer shall be responsible for the payment of all automobile insurance premiums arising for coverage for use within the scope of Martin's employment, reasonable routine maintenance, and for reimbursement of other ordinary and necessary expenses arising from the business use of such automobile.

         5. Restrictions on Competition and Solicitation.

                  5.1 As used herein, "GEOGRAPHIC AREA" shall mean the United States of America.

                  5.2 As used herein, "NON-COMPETITION PERIOD" shall mean the period commencing on the Closing Date and ending two (2) years thereafter; provided, however, that if Seller's employment with Purchaser and the Company shall be terminated for "cause" (as defined in the Employment Agreement) the Non-Competition Period shall not end until two (2) years after the last payment of compensation by the Company or the Purchaser pursuant to the Employment Agreement.

                  5.3 Martin shall not during the Non-Competition Period, either directly or indirectly, as a stockholder of any corporation, a member of any limited liability company, a partner of any partnership, or otherwise as an owner, investor, principal, agent, officer, director, associate, employee, consultant, creditor, co-venturer or in any other manner, engage within the Geographic Area in any business that competes in any manner with the Commercial Channel Division of the Company, nor have any other interest in or be associated with a business that competes in any manner with the Commercial Channel Division of the Company within the Geographic Area, nor shall Seller assist any person to whom Seller is related within the third degree, by blood or by marriage, to do anything that Seller would be prohibited from doing personally by reason of this Section 3.4; provided, however, that this provision shall not be deemed to prevent or limit Martin from owning capital stock or other securities of any corporation which are publicly owned or regularly traded in the over-the-counter market or on any securities exchange so long as such



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         investment does not exceed, directly or indirectly, 5% of the issuer's outstanding securities of the same class.

                  5.4 During the Non-Competition Period, Martin shall not directly or indirectly solicit, request, or advise, any person who is or has been an employee of the Commercial Channel Division of the Company within eighteen (18) months prior to the Closing Date to terminate or change such person's relationship with the Commercial Channel Division of the Company or to work in any business venture or activity that is substantially competitive with any business conducted by the Commercial Channel Division of the Company within the Geographic Area during the Non-Competition Period.

                  5.5 During the Non-Competition Period, Martin shall not shall not directly or indirectly divert or attempt to divert from the Commercial Channel Division of the Company any business interest or expectancy whatsoever, nor directly or indirectly solicit, request, advise, or seek to induce, any person or entity who or which is or has been a customer of the Commercial Channel Division of the Company within eighteen (18) months prior to the Closing Date to terminate or change such person's relationship with the Commercial Channel Division of the Company or to purchase any product or service which is substantially competitive with any product or service provided by the Commercial Channel Division of the Company within the Geographic Area during the Non-Competition Period.

                  5.6 During the Non-Competition Period, Martin shall not request, advise, or seek to induce, any supplier or vendor of the Commercial Channel Division of the Company to terminate or change such supplier's or such vendor's relationship with the Commercial Channel Division of the Company.

                  5.7 The restrictive covenants contained within this Section 5 are essential elements of this Agreement, and but for Martin's agreement to comply with such covenants, the Company would not have entered into this Agreement.

                  5.8 The Company and Martin agree that the foregoing covenants are appropriate and reasonable when considered in light of the nature and extent of the business conducted by the Commercial Channel Division of the Company.

          6. Confidentiality. For a period of five (5) years from and after the Closing Date (the "NON-DISCLOSURE PERIOD"), Martin shall not use or disclose to any third party, including but not limited to Lucent Technologies, Inc. ("LUCENT"), any confidential or proprietary information whatsoever of or concerning the Company, which information (collectively, the "CONFIDENTIAL INFORMATION") shall include but shall not be limited to: (i) all information that the Company considers or treats as confidential whether or not the Company has marked such information as confidential; (ii) all financial information of the Company including the nature, location, condition or value of its assets and any results of operations; (iii) all information concerning or related to the Company's TQM Labs repair procedures or purchase methods; (iv) all information concerning past



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contractual disputes with Lucent or any other party and the subject matter thereof; and (v) all information concerning previous allegations made by Lucent or any other party of breaches by the Company of any agreement, the subject matter thereof, and the disposition of any such allegation; provided, however, that for purposes of this Agreement the term "Confidential Information" shall not include information within the public domain by any means other than unauthorized disclosure.

                  6.1 None of the Confidential Information shall ever be disclosed by Martin during the Non-Disclosure Period, nor shall he authorize or permit any of his agents under his control to disclose any Confidential Information to any third party without the Company's express prior written consent; provided, however, that Martin may disclose Confidential Information to the extent required by court order, subpoena or other compulsory legal process so long as he notifies the Company prior to such disclosure and affords the Company a reasonable opportunity to object to such disclosure or a to seek other appropriate protection for such Confidential Information.

                  6.2 Upon termination of his employment with the Company, Martin shall promptly deliver to the Company any and all Company records and any manuals, books, blank forms, documents, correspondence, memoranda, notes, notebooks, plans, records, reports, information, computer disks, computer tapes, source codes, data, tables, calculations, and other documentation (and copies thereof), however recorded, relating to the business of the Company or which contain any Confidential Information which he may possess or have within his control, together with all keys, access cards, access codes, passwords, credit cards, personal computers, telephones and other electronic equipment or devices belonging to the Company.

         7. Representations and Warranties. Specifically with regard to the covenants contained in Sections 5 and 6 hereof, but without any limitation thereto, Martin hereby acknowledges, represents and warrants to the Company that:

                  7.1 Martin has access to, and is knowledgeable concerning, the trade secrets of USTI, and following the Closing, will have access to, and become knowledgeable concerning the trade secrets of XETA.

                  7.2 The covenants contained in Sections 5 and 6 are essential to XETA's main business purpose for entering into the Purchase Agreement, and are made by Martin to protect the legitimate interests of the Company with respect to XETA's purchase of USTI, including all goodwill associated with its purchase of the Shares.

                  7.3 The Geographic Area, the Non-Competition Period, the Non-Disclosure Period, and the activities in which Martin has hereby agreed not to engage, are appropriate and reasonable in all respects in light of the nature of the business of USTI and XETA and their legitimate need to protect their respective customer bases and branch locations, and the investment by the XETA in the Shares and all goodwill associated therewith.



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                  7.4 If any portion of the covenants set forth in Section 5 or
6 of this Agreement is held by a court of competent jurisdiction to be unreasonable, arbitrary or against public policy, then such portion of such covenants shall be considered divisible both as to time and geographic area. The Company and Martin agree that, if any court of competent jurisdiction determines that either the Non-Competition Period, the Geographic Area, the Non-Disclosure Period, or the scope of the activities hereby restricted is unreasonable, arbitrary and/or against public policy, then a lesser period, geographic area or range of activities, which is determined to be reasonable, non-arbitrary and not against public policy, may be enforced against Martin.

                  7.5 The execution and delivery of this Agreement, the performance by Martin of the covenants and agreements contained herein, and the enforcement by the Company of the provisions contained herein, will cause no undue hardship on Martin.

         8. Termination.

                  8.1 In the event of the death of Martin, his employment shall terminate automatically, without any liability to or upon the Company other than to pay Base Salary for services rendered prior to the date of Martin's death and incentive compensation that accrued during his employment and prior to his date of death.

                  8.2 In the event that Martin becomes disabled as the term "DISABILITY" is defined in 42 U.S.C. ss. 12101, et. seq., and if because of that disability Martin cannot be reasonably accommodated without causing undue hardship for the Employer, the Company may terminate Martin's employment hereunder notwithstanding any contrary other provision in this Agreement to the contrary. In the event Martin is terminated because of a Disability, Martin shall be entitled to receive only Base Salary for services rendered prior to the date of Disability, incentive compensation that accrued during his employment and prior to his date of Disability, and any disability benefits that may payable pursuant to the terms of any applicable disability policy held by the Employer.

                  8.3 Notwithstanding any other provision herein, this Agreement shall terminate without any liability to or upon the Company other than to pay Base Salary for services rendered prior to the date of termination if Martin is terminated for "cause." As used herein "CAUSE" shall mean: (i) any breach of any material term of this Agreement, (ii) Martin's repeated failure or refusal to perform any of duties hereunder or to comply with the Company's reasonable directives, (iii) Martin's misappropriation of any funds or property of the Company which are valued in excess of one hundred dollars ($100), (iv) Martin's breach of any fiduciary duty to the Company, (v) Martin's commission of an act of gross negligence, fraud, or of an act that involves a conflict of interest or self-dealing and has a material adverse effect on any aspect of the Company's business, or (vi) Martin's conviction of any felony; provided that the Martin shall not be terminated for cause prior to receiving notice of the Company's contention that such cause exists and being afforded a period of ten (10) days to cure such cause, unless the extension of such ten-day cure period would have a material adverse effect on the Company.



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                  8.4 The Company may terminate Martin's employment hereunder upon providing Martin at least thirty (30) days prior notice thereof. If his employment is terminated by the Company without cause, the Employer will continue to pay Martin's compensation and benefits as described in Sections 3 and 4 hereof for the balance of the Term of this Agreement.

                  8.5 The termination of Martin's employment shall not affect XETA's obligation to pay any Purchase Consideration otherwise due to him pursuant to the Purchase Agreement.

         9. Remedies.

                  9.1 Martin acknowledges that any violation of Section 5 or 6 of this Agreement will result in irreparable injury to the Company for which there is no adequate remedy at law. Martin agrees that, in the event he breaches or threatens to breach Section 5 or 6 of this Agreement, the Company shall be entitled to injunctive relief, both temporary, preliminary and permanent, in addition to any other legal or equitable remedies which may be available to the Company. Neither XETA nor USTI shall be required to post a bond in order to obtain an injunction or any other equitable relief hereunder.

                  9.2 The provisions of Sections 5 and 6 hereof shall survive termination of this Agreement by Martin or the Company.

         10. Assignment. This Agreement and all rights and benefits hereunder are personal to Martin, and neither it nor any right or interest of Martin herein may be voluntarily or involuntarily sold, transferred or assigned by Martin; provided, however, that the Employer may assign its rights, duties and obligations hereunder to XETA without the prior written consent of Martin.

         11. Entire Agreement. Except as provided in the Non-Competition Agreement and the Confidentiality Agreement delivered by Martin pursuant to the Purchase Agreement, all dated of even date herewith, this Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all of the negotiations, understandings and representations (if any) made by and between such parties. Except as otherwise provided herein, the terms or provisions hereof may be amended, supplemented, waived or changed only by a writing signed by the Company and Martin.

         12. Severability. In the event any provision of this Agreement is held illegal or invalid, the remaining provisions of this Agreement shall not be affected thereby.

         13. Waiver. The waiver of a breach of any provision of this Agreement by any party or the failure of any party otherwise to insist upon strict performance of any provision hereof shall not constitute a waiver of any subsequent breach or of any subsequent failure to perform. No course of dealing shall alter the obligations of Martin under this Agreement or otherwise affect the ability of the Company to strictly enforce the terms of this Agreement.

         14. Notice. Any notice required by this Agreement may be waived, in writing, by the party entitled to receive such notice. Unless the parties are notified to the contrary, notice required



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under this Agreement shall be in writing and personally delivered or sent by certified mail, if to the Company at XETA's principal executive offices, at 1814 West Tacoma, Broken Arrow, OK 74012, Attn: Mr. Jon A. Wiese, President, with copy to Barber and Bartz, 110 West 7th Street, Suite 200, Tulsa, OK 74119-1018,
Attn: Ron B. Barber, Esq., and if to Martin, at the last address filed by him in writing with the Company, with copy to Mr. Benjamin H. Hulsey, Esq., Thompson Coburn LLP, One Mercantile Center, St. Louis, MO 63101-1693.

         15. Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns. This Agreement may be assigned by the Company to any successor or affiliate.

         16. Jurisdiction and Venue. The parties agree that, in any dispute between them relating to this Agreement, exclusive jurisdiction shall be in the trial courts, Federal or State, sitting within Tulsa County, Oklahoma, and venue shall lie only in such courts, and any and all objections as to such jurisdiction and venue are hereby expressly waived by each party.

         17. Governing Law. Except as otherwise provided in Section 16, this Agreement shall be construed, and the legal relations between the parties hereto determined, in accordance with the local laws of the State of Oklahoma applicable to agreements made and to be performed entirely within said State, without giving effect to its conflicts of laws provisions.

         18. Attorneys' Fees. If any party hereto institutes litigation to enforce its rights or remedies under this Agreement, the party prevailing in such litigation shall be entitled to receive an award of the prevailing party's reasonable attorney fees and all costs incurred in connection with such litigation. The foregoing shall include reasonable attorney fees and costs (including paralegal fees) incurred at trial, on any appeal, and in any proceeding in bankruptcy. The agreement of the parties represented by this Agreement is in addition to, and not in lieu of, any other agreement or obligation of the parties contained in the Purchase Agreement or any other agreement contemplated thereby or executed and delivered in connection therewith.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute but one and the same agreement.

         20. Recitals. The recitals set forth at the beginning of this Agreement are true and correct and by are hereby incorporated by reference into the body of this Agreement.

         21. Gender, Number. Words of gender may be read as masculine, feminine, or neuter, as required by context. Words of number may be read as singular or plural, as required by context. All terms such as "herein," "hereby" or "hereunder" refer to this Agreement as a whole.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.



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"USTI"                                                    "Martin"

U.S. TECHNOLOGIES SYSTEMS, INC.,
a Missouri corporation


By  /s/ Mark A. Martin                                /s/ Mark A. Martin
  ----------------------------------                ----------------------------
     Printed Name:  Mark A. Martin                        MARK A. MARTIN
            Title:  President

XETA CORPORATION,
an Oklahoma corporation


By  /s/ Jon A. Wiese
  ----------------------------------
        Jon A. Wiese, President





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                                   EXHIBIT "A"


                         INCENTIVE COMPENSATION PROGRAM



1. Subject to Paragraph 2 below, Martin's incentive compensation shall consist of:

         a. "Commission" equal to 0.5% of any positive Gross Profit of the Commercial Channel Division for each quarter of each fiscal year, payable thirty (30) days after the end of said quarter.

         b. "Base Bonus" equal to 0.5% of any positive difference between the Gross Profit of the Commercial Channel Division for that fiscal year and for its prior fiscal year (provided that, during the first fiscal year of this Agreement, Martin's Base Bonus shall be based on the positive difference between the Gross Profits of the Commercial Channel Division for that fiscal year and USTI's Gross Profit for the same twelve (12) month period in the year immediately preceding the Closing of the Purchase Agreement, payable sixty (60) days after the end of the fiscal year.

         c. "Extra Bonus" equal to 10% of any positive difference between the Gross Profit of the Commercial Channel Division for that fiscal year and the projected Gross Profit of the Commercial Channel Division under the Commercial Channel Plan approved by XETA's Board of Directors, payable sixty (60) days after the close of each fiscal year. Such Commercial Channel Plan shall provide for no more than 25% annual growth.

All incentive compensation hereunder shall commence with the fiscal year and quarter beginning November 1, 1999.

2. As used herein, "Gross Profit" means "Revenue" less "Cost of Goods Sold," where:

    Revenue means and includes receipts from sales from all sources, including, new and used equipment, installations of equipment, repairs, consulting, maintenance, long distance, commissions for the sale of Lucent Technologies, Inc. maintenance contracts, leases and transportation, excluding only rebates for product purchases and co-op advertising rebates; and

    Cost of Goods Sold means and includes all direct equipment, parts, material and labor cost; average inventory cost of product sold as calculated by the Prelude(TM) Software on a basis consistent with past practices (including capitalized conversion cost of used equipment sold such as, refurb cost and repair cost of used equipment); installation, transportation, and warehouse cost; excluding only rebates for product purchases and co-op advertising rebates. No XETA corporate overhead shall be allocated to Cost of Goods Sold.